Net Loss per Share (Tables)	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
Summary Of Anti-Dilutive Shares
The following potential common shares, presented based on amounts outstanding at each period end, were excluded from the calculation of diluted net loss per share attributable to Ginkgo Bioworks, Inc. common stockholders for the periods indicated because including them would have been anti-dilutive:

	Year Ended December 31,
	2020	2019
Warrants to purchase common stock	1,020,187	1,020,187
Outstanding stock options	33,354,871	35,276,812
Unvested RSUs	124,932,207	70,119,944
Unvested RSAs	419,049	675,887